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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):       March 23, 1998
                                                           ----------------


                           TELESPECTRUM WORLDWIDE INC.
                       ----------------------------------------
                (Exact Name of Registrant Specified in Charter)

 Delaware                         0-21107                   23-2845501
---------------                   -------                   ----------
(State or Other              (Commission File           (I.R.S. Employer
Jurisdiction of                   Number)               Identification No.)
Incorporation)




        443 South Gulph Road
     King of Prussia, Pennsylvania                      19406
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(Address of Principal Executive Offices)              (Zip Code)



  Registrant's telephone number, including area code:        (610) 878-7400
                                                          ---------------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)    Exhibits

 Exhibit Number                           Description
----------------  ------------------------------------------------------------
      99.1 Press Release issued by the Registrant on March 23, 1998 announcing financial results for the fourth quarter of 1997 and a writeoff of goodwill.

      99.2 Press Release issued by Registrant on March 23, 1998 announcing the hiring of a new Chief Executive Officer.




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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELESPECTRUM WORLDWIDE INC.
                                      (Registrant)


                                    By  /s/ Richard C. Schwenk, Jr.
                                       -----------------------------------------
                                         Richard C. Schwenk, Jr.
                                         Executive Vice President and
                                         Chief Financial Officer


Dated:  March 23, 1998